LOANS PAYABLE	12 Months Ended
Nov. 30, 2023
Disclosure of detailed information about borrowings [abstract]
LOANS PAYABLE [Text Block]

10. LOANS PAYABLE

Upon acquisition of Tetra Drones (Note 3), the Company assumed the latter's outstanding loan of £13,253 ($21,461) as of November 30, 2022. The collateral of this loan is a vehicle. On October 25, 2022, the loan and the vehicle were released to former shareholder of Tetra Drones in exchange for forgoing the remaining acquisition cost of £140,000 ($222,771). Thus, for the year ended November 30, 2022, the Company's liabilities in the vehicle and the remaining balance in the acquisition cost were extinguished.

For the year ended November 30, 2022, the current loan payable of $127,019 consisted of $75,000 plus interest of $4,019 payable to a third party, which is equal to 12% interest per annum payable on demand. This includes as well the $30,000 plus 60% fixed interest on Principal amount totaling $18,000 due to default as per agreement.

During the year ended November 30, 2023, the Company made a full repayment of the loan to a third party entered in August 2022 amounted to $81,238 that consists of $75,000 plus interest of $6,238 equal to 12% interest per annum.

During the year ended November 30, 2023, the Company entered into loan agreements with third parties amounting to $4,000 and from the CEO amounting to $6,000 (Note 9) with interest of 10% per annum. The loans were repaid within the year and interest accrued were forgiven on these loans.

As at November 30, 2023, the Company has outstanding loan payable of $48,000 (2022 - $127,019) which consist of a loan with a principal amount of $30,000 plus 60% fixed interest on Principal amount totaling $18,000 due to default as per agreement.